Exhibit 10.1

BIOTELEMETRY INC.
COMPENSATION PROGRAM FOR NON-EMPLOYEE DIRECTORS
(Amended 5/3/2018)

This Compensation Program for Non-Employee Directors (this “Program”) sets forth the principal features of the compensation program approved by the Board of Directors (the Board) of BioTelemetry, Inc. (the “Company”) and is effective as of May 3, 2018, for new and continuing Non-Employee Directors (as defined in the Company’s 2017 Omnibus Incentive Plan (the “Plan”)).
This Program is governed by the provisions of Delaware law (without regard to conflicts of law principles), and the Board may amend or terminate this Program at any time. Equity awards granted pursuant to the terms of this Program will be granted under the Plan and will be subject in all respects to the terms of the Plan and the award agreement pursuant to which the equity award is granted. All capitalized terms not otherwise defined in this Program shall have the meaning ascribed in the Plan.

Annual Awards. For each year of service as a Non-Employee Director, each Non-Employee Director newly elected or appointed on the date of the annual meeting or continuing in service as a Non-Employee Director after the annual meeting will receive the following:
Annual Retainer: At the individual’s election, in consideration for services as a member of the Board after the date of the annual meeting, each Non-Employee Director will receive (i) a cash award of $55,000 (the “Retainer Amount”) (paid in quarterly installments on the first business day of each calendar quarter beginning with the first calendar quarter following the date of the annual meeting), (ii) a Restricted Stock Unit award equal to the Retainer Amount divided by the Fair Market Value of Stock on the date the Restricted Stock Units are granted, or (iii) 50% of the Retainer Amount as a cash award and a Restricted Stock Unit award equal to 50% of the Retainer Amount divided by the Fair Market Value of Stock on the date the Restricted Stock Units are granted. Any fractional share will be rounded up to the next whole share of Stock. To the extent that a director elects to receive Restricted Stock Units, the Restricted Stock Units will vest on the first anniversary of the date of grant. In the event of the occurrence of the Non-Employee Director’s death, Disability, Separation From Service (which includes retirement) or a Change in Control prior to the full vesting date, all outstanding Restricted Stock Units shall be fully vested. Notwithstanding any other provision to the contrary, unless the Non-Employee Director elects prior to the date of grant to have the vested Restricted Stock Units distributed to the Non-Employee Director, the vested Restricted Stock Units will not be distributed to the Non-Employee Director until the earliest to occur of the Non-Employee Director’s death, Disability, Separation From Service or a Change in Control.
Each Non-Employee Director must irrevocably elect the form of his or her Retainer Amount prior to the first business day after the date of the annual meeting of the Company’s stockholders.

If a Non-Employee Director fails to make an election, such Non-Employee Director’s Retainer Amount shall be paid entirely in cash.
Annual Restricted Stock Unit Award: Each Non-Employee Director will receive a Restricted Stock Unit Award under the Plan on the first business day after the date of the annual meeting of the Company’s stockholders representing the right to receive that number of shares of Stock determined by dividing $130,000 by the Fair Market Value on the award date. Any fractional share will be rounded up to the next whole share of Stock. Notwithstanding the forgoing, if a director is elected to the Board after the first business day following the annual meeting, such award will be granted on the first business day following the first regularly scheduled Board meeting that occurs after his or her election and will be pro-rated based on the number of regularly scheduled meetings occurring on or after his/her election. The Restricted Stock Units will vest in accordance with the terms approved by the Board. In the event of the occurrence of the Non-Employee Director’s death, Disability, Separation From Service or a Change in Control prior to the full vesting date, all outstanding Restricted Stock Units shall be fully vested. Notwithstanding any other provision to the contrary, unless the Non-Employee Director elects prior to the date of grant to have the vested Restricted Stock Units distributed to the Non-Employee Director, the vested Restricted Stock Units will not be distributed in the form of Stock until the earliest to occur of the Non-Employee Director’s death, Disability, Separation From Service or a Change in Control.
Discretionary Awards of Restricted Stock Units or Other Equity. In addition to any other equity awards specifically provided for in this Program, the Board, upon recommendation of the Compensation and Talent Development Committee (the “Compensation Committee”), shall have the ability to award special discretionary awards of Restricted Stock Units or any other forms of equity authorized by the Plan. Any such equity award will vest in accordance with the terms approved by the Board. In the event of the occurrence of the Non-Employee Director’s death, Disability, Separation From Service or a Change in Control prior to the full vesting date, all outstanding Restricted Stock Units shall be fully vested. Notwithstanding any other provision to the contrary, unless the Non-Employee Director elects prior to the date of grant to have the vested Restricted Stock Units distributed to the Non-Employee Director, any vested Restricted Stock Units or other equity awards will not be distributed in the form of Stock until the earliest to occur of the Non-Employee Director’s death, Disability, Separation From Service or a Change in Control.
Chairman of the Board Retainer. A Non-Employee Director serving in the role as Chairman of the Board may elect to receive (i) a cash award of $55,000 (the “Chairman of the Board Retainer Amount”) (paid in quarterly installments on the first business day of each calendar quarter beginning with the first calendar quarter following the date of the annual meeting), (ii) a Restricted Stock Unit award equal to the Chairman of the Board Retainer Amount divided by the Fair Market Value of Stock on the date the Restricted Stock Units are granted, or (iii) 50% of the Chairman of the Board Retainer Amount as a cash award and a Restricted Stock Unit award equal to 50% of the Chairman of the Board Retainer Amount divided by the Fair Market Value of Stock on the date the Restricted Stock Units are granted. Any fractional share will be rounded up to the next whole share of Stock. The Restricted Stock Units will vest on the first anniversary of the date of grant. In the event of the occurrence of the Chairman of the Board’s death, Disability, Separation From Service or a Change in Control prior to the full vesting date, all outstanding Restricted Stock Units shall be fully vested. Notwithstanding any other provision to the contrary, unless the Chairman of the Board elects prior to the date of grant to have the vested Restricted Stock Units distributed to the Chairman of the Board, the vested Restricted Stock Units will not be distributed in the form of Stock until the earliest to occur of the Chairman of the Board’s death, Disability, Separation From Service or a Change in Control.
Committee Chairperson Retainer. Non-Employee Directors serving as chairpersons of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, after the date of the annual meeting will receive additional annual cash compensation (the “Committee Chairperson Retainer”) as follows:
Audit Committee Chair: $20,000
Compensation Committee Chair: $17,500
Nominating and Corporate Governance Committee Chair: $15,000
Each Non-Employee Director may irrevocably elect to receive his or her Committee Chairperson Retainer in the form of cash or a Restricted Stock Unit in the same manner, upon the same terms and subject to the same conditions as his or her election with respect to his or her Retainer Amount described above; provided, however, the vested Restricted Stock Units will not be distributed in the form of Stock until the earliest to occur of the Non-Employee Director’s death, Disability, Separation From Service or a Change in Control.
Committee Member Retainer. Non-Employee Directors serving as members of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee after the date of the annual meeting will receive additional annual cash compensation (the “Committee Member Retainer”) as follows:
Audit Committee Member: $7,500
Compensation Committee Member: $7,500
Nominating and Corporate Governance Committee Member: $7,500
Each Non-Employee Director may irrevocably elect to receive his or her Committee Member Retainer in the form of cash or a Restricted Stock Unit in the same manner, upon the same terms and subject to the same conditions as his or her election with respect to his or her Retainer Amount described above; provided, however, the vested Restricted Stock Units will not be distributed in the form of Stock until the earliest to occur of the Non-Employee Director’s death, Disability, Separation From Service or a Change in Control.

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